POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/John G. Bookout
--------------------------------
John G. Bookout

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16 day of October, 2002

/s/James L. Mounce
--------------------------------
James L. Mounce

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Stephen W. Mellor
--------------------------------
Stephen W. Mellor

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Mark Theisen
--------------------------------
Mark Theisen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16 day of October, 2002

/s/William C. Owen
--------------------------------
William C. Owen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Thomas T. Gallion
--------------------------------
Thomas T. Gallion

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/James L. Harmon
--------------------------------
James L. Harmon

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/J. Carroll Shealey
--------------------------------
J. Carroll Shealey

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Henson P. Barnes
--------------------------------
Henson P. Barnes

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Betty H. Brown
--------------------------------
Betty H. Brown

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Wayne Graham
--------------------------------
Wayne Graham

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Daniel W. Rice III
--------------------------------
Daniel W. Rice III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/Danny E. Cummins
--------------------------------
Danny E. Cummins

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby make, constitute and appoint James
L. Mounce, Stephen W. Mellor and Mark D. Theisen and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Director of the Depositor to any Registration Statement or Registration Statements, or other applicable forms relating to variable products and/or mutual funds, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance and/or securities commission, if applicable, and to file the same, with all exhibits thereto and other supporting or related documents, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14 day of October, 2002

/s/James W. Bridges Jr.
--------------------------------
James W. Bridges Jr.